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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                          MediChem Life Sciences, Inc.
             (Exact name of registrant as specified in its charter)

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        Delaware                                          36-3518660
(State of incorporation)                       (IRS Employer Identification No.)

                            12305 South New Avenue
                            Lemont, Illinois 60439
              (Address of principal executive offices) (Zip Code)

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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [x]

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       Securities to be registered pursuant to Section 12(b) of the Act:
                                     None

       Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.01 par value


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Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of MediChem Life Sciences' common stock, par value $0.01 per share, is set forth under the heading "Description of Capital Stock" in its Registration Statement on Form S-1 (File No. 333-39548), as amended, initially filed with the Securities and Exchange Commission on June 16, 2000, including any form of prospectus contained in such registration statement filed under Rule 424(b) under the Securities Act of 1933, as amended. Such description of the common stock is incorporated by reference in this Item 1.

Item 2.  EXHIBITS.

     The following exhibits are filed as part of this registration statement:

     3.1*  Form of Certificate of Incorporation for MediChem Life Sciences, Inc.

     3.2*  Form of By-laws for MediChem Life Sciences, Inc.

     4.1*  Specimen Certificate of MediChem Life Sciences, Inc.'s common stock

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*  Incorporated by reference to Exhibits of the same number to our Registration
Statement on Form S-1, including any amendments thereto (File No. 333-39548).
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: October 17, 2000


                              MEDICHEM LIFE SCIENCES, INC.


                              By:    /s/ Jeffrey A. Whitnell
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                              Name:  Jeffrey A. Whitnell
                              Title: Vice President of Finance and Treasurer

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